Exhibit 99.1

Company’s Filing of Preliminary Proxy Statement and Q&A for New Zealand Holders

NEW ZEALAND — March 7, 2016 — Diligent Corporation (NZX: DIL) filed its preliminary proxy statement(1) with the U.S. Securities and Exchange Commission (the “SEC”) on March 4, 2016 (New York time) in connection with a special meeting of shareholders to be held regarding the merger between Diligent and entities affiliated with funds managed by Insight Venture Partners, LLC. Shareholders are advised that the record date for receiving a copy of the definitive proxy statement and voting at the special meeting has been set as the close of trading on March 11, 2016 (New Zealand time). If you are not a shareholder at such time you will not receive a copy of the definitive proxy statement when available or be eligible to vote at the special meeting. Diligent expects to hold the special meeting in April, 2016, with the date to be finalized by the Board of Directors at the time Diligent files its definitive proxy statement with the SEC.

The proxy statement was filed with the SEC in preliminary form in accordance with the requirements of the Securities Exchange Act of 1934 (“Exchange Act”), which requires Diligent to submit proxy statements for non-routine matters to the SEC at least 10 calendar days prior to the date definitive copies of such material are first sent or given to security holders. The preliminary proxy statement has been provided to NZX for its review and approval as required by the Listing Rules of the NZX Main Board. NZX has not approved the preliminary proxy statement filed with the SEC and NZX’s review may result in changes being made before the document is finalized and distributed to the Company’s shareholders.

Diligent has prepared the Q&A below relating to questions commonly asked by New Zealand shareholders regarding the pending Merger.

Q&A for New Zealand Holders

The following questions and answers address some questions commonly asked by New Zealand holders regarding the pending acquisition of Diligent by affiliates of Insight Venture Partners LLC (“Insight”). These questions and answers may not address all questions that are important to you. We encourage you to read carefully the more detailed information that will be contained in Diligent’s definitive proxy statement to be provided to shareholders when available.

Does the Takeovers Code apply to this transaction?

No. The Takeovers Code only applies to companies incorporated in New Zealand and Diligent is incorporated in the State of Delaware (U.S.) and based in New York.

Do the NZX Rules apply to the transaction?

Yes. The NZX Main Board Listing Rules (NZX Rules) in relation to takeovers for non-code companies apply to Diligent. Many of the NZX Rules do not apply to a merger under U.S. law, which does not involve a

(1)  A proxy statement is a disclosure document filed under U.S. securities laws. It is filed with the U.S. Securities and Exchange Commission in connection with the company’s special meeting and the request for shareholder votes on the shareholder resolutions presented in the disclosure document.

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restricted transfer of shares. On February 12, 2016 (New Zealand time), Diligent obtained a waiver from NZX for certain of the NZX Rules that would apply to the transaction due to the terms of the merger agreement and voting agreements negotiated. The reasons for these waivers are set out in NZX Regulation’s decision which is available on NZX’s website. The Company will also be seeking the necessary approvals from shareholders under the NZX Rules. Further details in this regard will be provided in a notice of special meeting after it is approved by NZX and the SEC for sending to shareholders.

Why is the approval threshold a simple majority and not 90%?

The deal is structured as a merger, which is the U.S. version of an amalgamation in New Zealand. Under Delaware law the threshold for approval is a majority of all outstanding shares entitled to vote, regardless of whether they are voted. This means that if a shareholder abstains from voting, they are effectively voting against the Merger. Therefore, if shareholders are in favour of the Merger, it is imperative that they vote in favour of it in person or by proxy. Further, details of how shareholders can vote will be provided in Diligent’s definitive proxy statement.

In the U.S. a merger is a common method by which a takeover may be conducted. Given the premium, we expect that a significant number of shareholders will support the deal and we hope that the threshold will be met.

Is there an exchange rate risk to shareholders outside the United States?

Yes. Insight’s offer is denominated in U.S. dollars. Merger consideration payable to shareholders who receive payment in New Zealand dollars pursuant to the procedures described below will be converted at the spot exchange rate following the closing date of the Merger. Non-U.S. shareholders who receive U.S. dollar merger consideration, but decide later to convert their proceeds into another currency, will be subject to the applicable exchange rate in effect at the time of the conversion, which may be more or less favourable than the rate at the time of the Merger.

Can I receive the merger consideration in New Zealand dollars?

Yes. If you are a non-U.S. shareholder and have previously provided New Zealand dollar bank account details to Link Market Services, you will be deemed to have elected to receive your merger consideration in New Zealand dollars pursuant to your prior arrangements with Link Market Services. No foreign exchange conversion fee will apply as the exchange costs will be reflected in the applicable exchange rate.

If you have not previously provided your New Zealand dollar bank account details to Link Market Services and wish to receive your merger consideration in New Zealand dollars, you will be able to do so prior to the special meeting by completing a bank account details form, which will be enclosed with the notice of special meeting. No foreign exchange conversion fee will apply as the exchange costs will be reflected in the applicable exchange rate.

If you have not previously provided New Zealand dollar bank account details to Link Market Services, and you do not elect to receive New Zealand dollars, by completing and returning the bank account details form to be enclosed with the notice of special meeting prior to the special meeting, you will receive U.S. dollars as merger consideration regardless of your country of residence. The merger consideration will not be paid by U.S. dollar cheque and will be held until such time as you provide a bank account. Any subsequent conversion of such U.S. dollar payment will be subject to the applicable exchange rate at the time of the conversion, which may be more or less favourable than the rate at the time of the Merger.

Below are examples of how foreign exchange rate fluctuation could affect the amount of New Zealand dollars you receive:

No. of shares	U.S. dollar merger consideration		N.Z. dollar to U.S. dollar exchange rate	N.Z. dollar equivalent
1,000	US$	4,900	0.64	NZ$	7,656.25
1,000	US$	4,900	0.67	NZ$	7,313.43
1,000	US$	4,900	0.70	NZ$	7,000.00

Can I receive the merger consideration in another currency other than U.S. dollars or New Zealand dollars?

No. The merger consideration will only be payable in U.S. dollars or, for those shareholders that have, prior to the special meeting, elected to receive the merger consideration in New Zealand dollars, converted into New Zealand dollars. You will be paid in U.S. dollars to your nominated foreign bank account to be provided on the bank account details form. The payment will be subject to the applicable exchange rate at the time of the conversion into the foreign currency account on the terms provided by your bank.

When will the exchange rate be determined if I receive New Zealand dollars?

For shareholders receiving New Zealand dollars, the exchange rate is expected to be determined following the special shareholders’ meeting. Shareholders will be informed of the exchange rate on the individual payment advice sent to them and Diligent will disclose the exchange rate on its website.

If I am a New Zealand resident shareholder can I receive my merger consideration in U.S. dollars?

Yes. If you have previously provided Link Market Services with New Zealand dollar bank account information, you can elect to receive U.S. dollars, provided that you hold a Foreign Currency Account denominated in U.S. dollars. An election form will be sent to shareholders with the notice of special meeting, which must be completed and returned prior to the special meeting.

If you elect to receive U.S. dollars, you will be responsible for any foreign exchange conversion and processing fees in converting the U.S. dollars you receive into another currency in the future.

What happens if I do not provide bank account details or make a timely election prior to the special meeting to receive New Zealand dollars?

No U.S. dollar cheques will be sent. Therefore, if you have not previously provided New Zealand dollar bank account details to Link Market Services or if you do not provide bank account details or make a timely election before the special meeting to receive your merger consideration in New Zealand dollars, your U.S. dollar merger consideration will be held in trust for you until (i) it is claimed by you by providing your bank account details, (ii) it is remitted to the surviving company under the merger agreement at which point you will be a general creditor of the surviving company or (iii) until it is surrendered as unclaimed money to the government. When claimed, the payment will be subject to the applicable exchange rate at the time of the conversion into another currency. The exchange rate at that time may be more or less favourable than the rate at the time of the Merger.

Will I be subject to New Zealand income tax upon the cancellation of my shares for cash pursuant to the Merger?

Diligent’s New Zealand tax resident shareholders (“N.Z. Holders”) need to consider the New Zealand foreign investment fund (referred to as “FIF”) taxation rules for New Zealand tax purposes.  The FIF rules generally apply where an N.Z. Holder holds shares in one or more companies that are not New Zealand tax residents (each a “foreign company”), unless the N.Z. Holder is a natural person or a trustee and the aggregate cost of the foreign company shares held by that N.Z. Holder is NZ$50,000 or less. N.Z. Holders holding foreign company shares costing NZ$50,000 or less can, however, elect voluntarily to apply the FIF rules. Diligent is a foreign company for the purposes of the FIF taxation rules and when the NZ$50,000 test is applied both the N.Z. Holder’s Diligent shares and their other foreign company shares will be taken into account.

Where an N.Z. Holder is required (or elects) to apply the FIF rules, all of the New Zealand tax it pays with respect to its investment in each foreign company will be calculated under special rules that annually attribute part of the foreign company’s deemed income to the N.Z. Holder each year the N.Z. Holder has shares in the foreign company. Any realised gains the N.Z. holder receives from the foreign company (including on the cancellation of a foreign company’s shares) or from selling the foreign company’s shares are not separately taxed.

Where an N.Z. Holder is not required to apply the FIF rules (and does not elect to apply the FIF rules voluntarily), they will only pay New Zealand tax on realised gains they obtain from their investment in the foreign company. These will include any dividend amounts the foreign company pays them. They will not be required to pay tax on any profit they realise from selling the foreign company’s shares unless the foreign company shares were acquired with a dominant purpose of resale or as part of a share dealing business.

Given these rules, the amounts each N.Z. Holder receives in exchange for the cancellation of their Diligent shares in the Merger will have different New Zealand tax consequences depending on whether the N.Z. Holders apply FIF rules to their investments in foreign companies. Specifically:

1.                                   If an N.Z. Holder applies the FIF rules to their foreign company investments any gains they receive when their shares are cancelled should not be separately taxable.

2.                                   If an N.Z. Holder does not apply the FIF rules to their foreign company investments the full amount they receive for the cancellation of their shares in the Merger may be treated as a taxable dividend. If such N.Z. Holder sells its Diligent shares before the first merger occurs, none of the proceeds should be subject to New Zealand tax (unless the shares were acquired with the dominant purpose of disposal or as part of a share dealing business).

Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the New Zealand income tax consequences relating to the Merger in light of your own particular circumstances and any consequences arising under the laws of New Zealand or other taxing jurisdiction.

When will a takeover offer document be provided?

There is no takeover offer document. The pending transaction has been structured as a merger and will be proposed for approval by shareholders at a special meeting. All material information to enable shareholders to make their decision, as well as an independent appraisal report, will be provided in the notice of special meeting (referred to as the proxy statement in the U.S.). The notice of meeting will be sent to shareholders after it is approved by NZX and filed in definitive form with the SEC.

All shareholders are encouraged to check that their residential address and bank account details previously provided to Link Market Services are correct. You can view your details online at https://investorcentre.linkmarketservices.co.nz. You will require your CSN/Holder Number and Authorisation Code (FIN). Your bank account details previously provided will also be confirmed on the bank account details form to be enclosed with the notice of special meeting.

Safe Harbor Statement

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on management’s current expectations, the accuracy of which is necessarily subject to risks and uncertainties. These statements use words such as “expect,” “anticipate,” “intend,” “plan,” “believe” and other words of similar meaning. All forward looking statements are subject to risks and uncertainties including, without limitation, that the Merger may not be consummated within the expected time period or at all because of a number of factors,  including the failure to obtain stockholder approval; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; or the failure to satisfy closing conditions to the merger, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary closing conditions.  Factors that may affect the business or financial results of Diligent are described in the risk factors and other disclosures in Diligent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 16, 2015, its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015, filed with the SEC on November 9, 2015, and other filings with the SEC which are available at www.sec.gov. Diligent specifically disclaims any obligation to update its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This press release does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communications relates to the filing of Diligent’s preliminary proxy statement in connection with the Special Meeting with the SEC.

In connection with the Merger, Diligent filed with the SEC a preliminary proxy statement on March 4, 2016. Following the filing of a definitive proxy statement with the SEC, Diligent will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting of stockholders relating to the Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT DILIGENT WILL FILE WITH THE SEC AND NZX WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement and other relevant materials (when available), and any and all documents filed by Diligent with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov and documents filed with NZX, may also be obtained for free at the NZX’s website www.nzx.com/markets/NZSX/securities/DIL. In addition, stockholders may obtain free copies of the documents filed with the SEC by Diligent at the Investor Relations section of Diligent’s website at www.diligent.com or by contacting Diligent’s Investor Relations Department at 0800 995 082 (NZ toll free) or +64 4 894 6912 (International).

Diligent and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Diligent’s directors and executive officers is contained in Diligent’s proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2015, and supplemented on April 10, 2015. Stockholders may obtain more detailed information regarding the direct and indirect interests of Diligent and its executive officers and directors in the Merger by reading the preliminary proxy statement, as it may be amended, that was filed with the SEC on March 4, 2016 and the definitive proxy statement that Diligent intends to file with the SEC.

About Diligent (NZX: DIL)

Diligent is the leading provider of secure corporate governance and collaboration solutions for boards and senior executives. Over 3,900 clients in more than 60 countries and on all seven continents rely on Diligent to provide secure, intuitive access to their most time-sensitive and confidential information, ultimately helping them make better decisions. The Diligent Boards (formerly Diligent Boardbooks) solution speeds and simplifies how board materials are produced, delivered and collaborated on via any device, removing the security concerns of doing this by courier, email and file sharing. Diligent is a publicly listed company (NZX:DIL). Visit www.diligent.com to learn more.

Investor inquiries:	Media inquiries
Sonya Fynmore NZ toll free: 0800 995 082 International: +64 4 894 6912 sfynmore@diligent.com	Geoff Senescall Ph: + 64 21 481 234